SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2003

Inveresk Research Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49765	43-1955097

(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

11000 Weston Parkway, Suite 100, Cary, NC 27513

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (919) 460-9005

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On February 18, 2003, Inveresk Research Group, Inc. issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission for a proposed offering of up to 10,350,000 shares of common stock. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements — None

     (b)  Pro Forma Financial Information — None

     (c)  Exhibits

99 - Press Release of Inveresk Research Group, Inc., dated February 18, 2003, announcing the proposed offering of common stock

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2003	INVERESK RESEARCH GROUP, INC.

	By:	/s/ D.J. Paul E. Cowan

D.J. Paul E. Cowan Chief Financial Officer

EXHIBIT INDEX

     Exhibit No.

99 - Press Release of Inveresk Research Group, Inc., dated February 18, 2003, announcing the proposed offering of common stock